Exhibit 10.6

CROSS DEFAULT & CROSS-COLLATERALIZATION AGREEMENT

THIS CROSS-DEFAULT AND CROSS COLLATERALIZATION AGREEMENT (the “Agreement”) effective as of the 8th day of June, 2023, by and between SouthStar Financial, LLC, a South Carolina limited liability company (“SouthStar”), SG Echo, LLC, a Delaware limited liability company (“SG Echo”), and Safe & Green Holdings Corp. f/k/a Sg Blocks, Inc., a Delaware corporation (“SG Holdings” and together with SG Echo, the “Makers”, and collectively the Makers and SouthStar shall be referred to herein as, the “Parties” or, singularly, a “Party”).

WHEREAS, SouthStar is making the following extensions of credit or specialty financing to SG Echo, which is guaranteed by the Corporate Guaranty of SG Holdings, as evidenced by the separate secured commercial promissory note(s), factoring agreements, real property mortgage, guaranty agreements, security agreements, and other related transaction documents bearing the original principal amounts or maximums listed below being of even date herewith (collectively hereinafter referred to as the “Obligations”):

	Maker	Obligation	Original Principal Amount
(1)	Sg Echo, LLC	Secured Commercial Note	$1,750,000.00
Dated June 8, 2023

(2)	SG Echo, LLC	Non-Recourse Factoring	$1,500,000.00*
And Security Agreement
Dated June 8, 2023,
including all amendments
and addendums thereto

(3)	Safe & Green Holdings	Corporate Guaranty Agreement
Corp. f/k/a SG Blocks, Inc.

*Factoring Agreement line is up to the maximum principal amount stated, subject to future amendments.

WHEREAS, SouthStar has requested that each Obligation executed by each Maker be secured by the same collateral and that a default under any of the Obligations, including any Note, Factoring Agreement, Security Agreement, Guaranty, or any of the documents securing or providing collateral in any manner for the same shall be deemed to be a default in the other Obligations, and Makers have agreed to such requests; and

NOW, THEREFORE, in consideration of the above premises, the extension of credit and specialty financing by SouthStar, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned does hereby covenant and agree as follows:

1. A default by a maker under any Obligation identified herein, or under any collateral documents securing same including, but not limited to those identified in the attached Exhibit 1, shall, at the sole election of SouthStar, constitute an act of default under the other of such Obligations or collateral documents and SouthStar shall be entitled, but not required, to accelerate maturity of the indebtedness evidenced thereby and exercise any and all remedies, rights, and powers available to it under the terms of any such Obligations or collateral documents including, but not limited to those listed as Exhibit 1.

2. Any collateral given, pledged, granted, assigned or conveyed to SouthStar by a Maker as security or collateral for any of the Obligations referred to above, shall also secure the other Obligations, whether such collateral shall be real, personal, or contract rights of intangibles, and without regard to specific references in such collateral documents to Obligations or amounts secured thereby.

3. SouthStar shall have the right, in its sole discretion, to determine the order in which SouthStar’s rights in or remedies against the Obligations and the collateral securing the same are to be exercised, which types of the collateral or which portions of the collateral are to be proceeded against and the order of application for proceeds of the collateral and against particular Obligations, notes, Factoring Agreement(s), loans, extensions of funds, or other obligations of Maker. Any collateral surplus due to liquidation hereunder can be applied to any and all loans and/or Obligations of Maker in the order determined by SouthStar in its sole discretion.

4. It is the intention of each of the undersigned that the provisions of this Agreement are hereby incorporated by reference into, and made part of, each of the Obligations, Notes, Guaranty Agreement, Factoring Agreement, security and collateral instruments identified in Exhibit 1, and all other documents securing same.

[Remainder of page intentionally left blank. Signature pages to follow.]

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed this 8th day of June, 2023.

WITNESSES:	MAKERS:

SG ECHO, LLC,
a Delaware limited liability company

/s/ Mary Galvin	By:	/s/ Paul Galvin
/s/ Annette Metzger	Name:	Safe & Green Holdings Corp.
	Title:	Sole and Managing Member

		By:	Paul M. Galvin
		Its:	Director, Chairman, CEO & Authorized Person

SAFE & GREEN HOLDINGS CORP.,
a Delaware corporation

/s/ Mary Galvin	By:	/s/ Paul Galvin
/s/ Annette Metzger	Name:	Safe & Green Holdings Corp.
	Title:	Sole and Managing Member

		By:	Paul M. Galvin
		Its:	Director, Chairman, CEO & Authorized Person

EXHIBIT 1

Non-Exhaustive List of Security Instruments and Collateral Documents

Non-Recourse Factoring and Security Agreement Dated as of June 8, 2023

•	All Addendums and Modifications thereto

•	Validity of Collateral Guaranty

•	Confession of Judgment

Secured Commercial Promissory Note dated as of June 8, 2023

•	Mortgage for 101 Waldron Road, Durant OK (Bryant County, OK)

o	Recorded ____________________________

o	Property ID: A399-18-07S-09E-3-011-00

o	Deed in Escrow Addendum for 101 Waldron Road, Durant OK (Bryant County, OK)

o	Confession of Judgement

UCC-1 Financing Statements

•	Filing Number: 2023 35344634

o	Filing date: 05/11/2023

o	State of filing: Delaware

o	Lienholder: C T Corporation System, as representative for SouthStar.

•	Filing Number: 2023 51102045860

o	Filing date: 05/11/2023

o	State of filing: Oklahoma

o	Lienholder: First Corporate Solutions, as representative for SouthStar.

Corporate Guaranty Agreement.

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